SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 28, 2005

Date of Report

(Date of earliest event reported)

FISHER COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	000-22439	91-0222175
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Fourth Avenue N., Suite 510, Seattle, Washington 98109

(Address of Principal Executive Offices, including Zip Code)

(206) 404-7000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 28, 2005, the Board of Directors of Fisher Communications, Inc. (the “Company”) adopted amended and restated Bylaws of the Company (the “Amended Bylaws”). A copy of the Amended Bylaws is filed as Exhibit 3.1 and is incorporated by reference herein. The sole change effected by adoption of the Amended Bylaws is as follows:

Article I of the Amended Bylaws eliminates the reference to a specific location of the Company’s registered office, instead providing that such location shall be as determined by resolution of the Board of Directors.

The amendment took effect upon adoption by the Board of Directors.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

3.1	Amended and Restated Bylaws of Fisher Communications, Inc., effective July 28, 2005.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fisher Communications, Inc.

Dated: August 2, 2005	By	/s/ Robert C. Bateman
Robert C. Bateman
Senior Vice President Chief Financial Officer

Exhibit Index

3.1	Amended and Restated Bylaws of Fisher Communications, Inc., effective July 28, 2005.